U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2010
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
1.1	Underwriting Agreement, dated as of September 30, 2010, among Citigroup Inc., Citigroup Capital XIII, the United States Department of the Treasury and the underwriters named therein, relating to Citigroup Capital XIII’s 7.875% Fixed Rate/Floating Rate Trust Preferred Securities

99.1	Opinion regarding certain tax matters

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: October 5, 2010	By:	/s/ Michael J. Tarpley
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number
1.1	Underwriting Agreement, dated as of September 30, 2010, among Citigroup Inc., Citigroup Capital XIII, the United States Department of the Treasury and the underwriters named therein, relating to Citigroup Capital XIII’s 7.875% Fixed Rate/Floating Rate Trust Preferred Securities

99.1	Opinion regarding certain tax matters